UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2009

OVERTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-33924	98-0576724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited Ugland House Grand Cayman, Cayman Islands	KY1-1104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 736-1376

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

OVERTURE ACQUISITION CORP. (“OVERTURE”) AND JEFFERSON NATIONAL FINANCIAL CORP. (“JNF”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF OVERTURE AND JNF REGARDING, AMONG OTHER THINGS, OVERTURE’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF JNF AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) OVERTURE’S ABILITY TO COMPLETE THE TRANSACTION AND (2) OTHER RISKS REFERENCED FROM TIME TO TIME IN OVERTURE’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER OVERTURE NOR JNF ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

OVERTURE HAS FILED A REGISTRATION STATEMENT THAT CONTAINS A PRELIMINARY PROXY STATEMENT/PROSPECTUS, WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS. SHAREHOLDERS AND WARRANTHOLDERS OF OVERTURE AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ OVERTURE’S FINAL PROSPECTUS, DATED JANUARY 30, 2008, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF OVERTURE’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. SHAREHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO OVERTURE IN WRITING AT, MAPLES CORPORATE SERVICES LIMITED, P.O. BOX 309, UGLAND HOUSE, GRAND CAYMAN KY1-1104, CAYMAN ISLANDS, OR BY TELEPHONE AT (646) 736-1376. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF OVERTURE’S SHAREHOLDERS AND OVERTURE’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF OVERTURE’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO OVERTURE’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF OVERTURE’S INITIAL BUSINESS COMBINATION, AND SHAREHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT OVERTURE’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON JNF’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS OVERTURE MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 3.01.        Transfer of Listing.

On December 21, 2009, Overture Acquisition Corp. (the “Company”) applied to have its units, ordinary shares, and warrants listed on the NASDAQ Capital Market as contemplated by the business combination pursuant to the terms of that certain Master Agreement, (the “Master Agreement”) dated December 9, 2009, by and among the Company, Overture Re Holdings Ltd., the Company’s newly formed, wholly owned Bermuda holding company, Jefferson National Financial Corp., a Delaware corporation (“JNF”), Jefferson National Life Insurance Company, a Texas insurance company and a wholly owned subsidiary of JNF (“JNL”), JNL Bermuda LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of JNL, JNF Asset Management LLC, a Delaware limited liability company and the founders of the Company

The units, common stock and warrants will continue to be listed and traded on the NYSE Amex, until such time as listing on the NASDAQ Capital Market is approved by NASDAQ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 24, 2009	OVERTURE ACQUISITION CORP.

	By:	/s/ Marc Blazer
Name: Marc Blazer
Title: President